UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 1, 2010
Skyworks Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5560	04-2302115

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 Sylvan Road, Woburn,
Massachusetts	01801

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code: 781-376-3000
Not Applicable
Former name or former address, if changed since last
report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-l2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 7.01	Regulation FD Disclosure.
     On March 1, 2010, Skyworks Solutions, Inc. issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Report on
Form 8-K.
     The information in this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release issued by the registrant on March 1, 2010, furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyworks Solutions, Inc.
March 1, 2010	By:	/s/ Mark V.B. Tremallo
		Name:	Mark V.B. Tremallo
		Title:	Vice-President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by the registrant on March 1, 2010.